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                                                              EXHIBIT 99.08

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1994-6


                         [Exhibit Begins on Next Page]
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[LETTERHEAD OF FIRST USA BANK APPEARS HERE]

                                                                       FIRST USA

                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                -----------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-6
                -----------------------------------------------

                Monthly Period:                           05/01/96  to
                                                          05/31/96
                Distribution Date;                        06/17/96
                Transfer Date:                            06/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                       Class A                    $5.30520833
                                       Class B                     5.51604162
                                       Collateral Inv. Amt.        5.78645836
                                                              ---------------
                                       Total (weighted avg.)      $5.36703680

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                       Class A                    $5.30520833
                                       Class B                     5.51604162
                                       Collateral Inv. Amt.        5.78645836
                                                              ---------------
                                       Total (weighted avg.)      $5.36703680

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-6
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                       Class A                    $0.00000000
                                       Class B                     0.00000000
                                       Collateral Inv. Amt.        0.00000000
                                                              ---------------
                                       Total                      $0.00000000
                                                              ===============
B.
     Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of
         Principal Receivables processed during
         the Monthly Period which were allocated
         in respect of the Certificates

                                       Class A                 $80,308,362.71
                                       Class B                   6,246,733.04
                                       Collateral Inv. Amt.      9,611,622.15
                                                              ---------------
                                       Total                   $96,166,717.90
                                                              ===============

     2.  Allocation of Finance Charge Receivables.
         -----------------------------------------

         The aggregate amount of Allocations of
         Finance Charge Receivables processed
         during the Monthly Period which were
         allocated in respect of the Certificates

                                       Class A                 $11,072,228.64
                                       Class B                     861,862.28
                                       Collateral Inv. Amt.      1,326,010.10
                                                              ---------------
                                       Total                   $13,260,101.02
                                                              ===============

     3.  Principal Receivables/Investor Percentages.
         ------------------------------------------

         (a)   The aggregate amount of Principal
               Receivables in the Trust as of the last
               day of the Monthly Period
                                                           $15,687,000,634.22


         (b)   Invested Amount as of the last day
               of the Monthly Period.

                                       Class A                $750,000,000.00
                                       Class B                  58,380,000.00
                                       Collateral Inv. Amt.     89,820,000.00
                                                              ---------------
                                       Total                  $898,200,000.00
                                                              ===============

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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                       Series 1994-6
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         (c)  The Floating Allocation Percentage: The Invested
              Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal
              Receivables as of the Record Date set forth in paragraph 3(a) above

                                       Class A                         4.781%
                                       Class B                         0.372%
                                       Collateral Inv. Amt.            0.573%
                                                              ---------------
                                       Total                           5.726%

         (d)  During the Amortization Period: The Invested
              Amount as of _______ (the last day of the
              Revolving Period)
                                       Class A                           N.A.
                                       Class B                           N.A.
                                       Collateral Inv. Amt.              N.A.
                                                              ---------------
                                       Total                             N.A.

         (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
              Receivables set forth in paragraph 3(a) above

                                       Class A                           N.A.
                                       Class B                           N.A.
                                       Collateral Inv. Amt.              N.A.
                                                              ---------------
                                       Total                             N.A.


     4.  Delinquent Balances.
         --------------------

     The aggregate amount of outstanding balances in the          Aggregate
     Accounts which were delinquent as of the end of the day       Account
     on the last day of the Monthly Period                         Balance
                                                              ---------------

     (a)  35 - 64 days                                        $245,668,918.87
     (b)  65 - 94 days                                         145,049,769.47
     (c)  95 - 124 days                                        119,397,715.86
     (d)  125 - 154 days                                        94,582,145.20
     (e)  155 - 184 days                                        76,340,060.98
     (f)  185 or more days                                      65,603,367.91
                                                              ---------------
                                       Total                  $746,641,978.29
                                                              ===============

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-6
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     5.  Monthly Investor Default Amount.
         --------------------------------

         (a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                       Class A                  $3,188,752.42
                                       Class B                     248,212.49
                                       Collateral Inv. Amt.        381,884.99
                                                              ---------------
                                       Total                    $3,818,849.90
                                                              ===============

         (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default Amount, per original $1,000 interest

                                       Class A                          $4.25
                                       Class B                           4.25
                                       Collateral Inv. Amt.              4.25
                                                              ---------------
                                       Total                            $4.25
                                                              ===============

     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a) The aggregate amount of Class A Investor Charge-
             Offs and the reductions in the Class B Invested
             Amount and the Collateral Invested Amount

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                              ---------------
                                       Total                             0.00
                                                              ===============

         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                              ---------------
                                       Total                            $0.00
                                                              ===============

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-6
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         (c) The aggregate amount of Class A Investor Charge-
             Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                              ---------------
                                       Total                            $0.00
                                                              ===============

         (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                              ---------------
                                       Total                            $0.00
                                                              ===============


     7.  Investor Servicing Fee.
         -----------------------

         (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                       Class A                    $937,500.00
                                       Class B                     $72,975.00
                             Remaining Servicing Fee              $112,275.00
                                                              ---------------
                                       Total                    $1,122,750.00
                                                              ===============

         (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                                       Class A                    $1.25000000
                                       Class B                     1.25000000
                             Remaining Servicing Fee               1.25000000
                                                              ---------------
                                       Total                      $1.25000000
                                                              ===============


     8.  Reallocated Principal Collections.
         ---------------------------------

         The amount of Reallocated Collateral and Class B
         Principal Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                                       Class B                          $0.00
                                       Collateral Inv. Amt.              0.00
                                                              ---------------
                                       Total                            $0.00
                                                              ===============
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-6
Page 6

     9.  Collateral Invested Amount.
         ---------------------------

         (a)  The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after
              giving effect to withdrawals, deposits and payments to
              be made in respect of the preceding month
                                                               $89,820,000.00


         (b)  The Required Collateral Invested Amount as of the
              close of business on the related Distribution Date after
              giving effect to withdrawals, deposits and payments to
              be made in respect of the preceding month
                                                               $89,820,000.00



    10.  The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                       Class A                     1.00000000
                                       Class B                     1.00000000
                                                              ---------------
                                       Total (weighted avg.)       1.00000000


    11.  The Portfolio Yield.
         --------------------

         The Portfolio Yield for the related Monthly Period            12.61%

    12.  The Base Rate.
         --------------

         The Base Rate for the related Monthly Period                   7.80%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                     FIRST USA BANK
                                     as Servicer


                                     By:  /s/ Steven L. McDonald
                                        -----------------------------------
                                         Steven L. McDonald
                                         Senior Vice President